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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                  JUNE 30, 2000
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                Date of Report (Date of earliest event reported)

                             CLAIRE'S STORES, INC.*
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             (Exact name of registrant as specified in its charter)

                                     FLORIDA
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                 (State or other jurisdiction of incorporation)

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           1-8899                             59-0940416
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  (Commission File Number)       (I.R.S. Employer Identification No.)

       3 S.W. 129TH AVENUE
      PEMBROKE PINES, FLORIDA                        33027
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(Address of principal executive offices)            (Zip Code)

                                 (954) 433-3900
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              (Registrant's telephone number, including area code)

                                 NOT APPLICABLE
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          (Former name or former address, if changed since last report)

                             Exhibit Index at Page 3

* As successor issuer to Claire's Store's, Inc. pursuant to Rule 12g-3(a) of the Securities Exchange Act of 1934.


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ITEM 5.  OTHER EVENTS.

         On June 30, 2000, Claire's Store's, Inc., a Delaware corporation ("Claire's Delaware"), completed its reincorporation from the State of Delaware to the State of Florida through a merger transaction effected in accordance with the terms and conditions of an Agreement and Plan of Merger (the "Merger Agreement"), dated as of April 28, 2000, among Claire's Delaware and CSI Florida Acquisition, Inc., a Florida corporation and wholly-owned subsidiary of Claire's Delaware ("Claire's Florida"). The Merger Agreement, including the merger transaction resulting in the reincorporation, was approved by Claire's Delaware's shareholders at its annual shareholders' meeting held on June 8, 2000. Pursuant to the Merger Agreement, Claire's Delaware merged with and into Claire's Florida, with Claire's Florida continuing as the surviving corporation. As a result of the merger transaction, by operation of law, Claire's Florida assumed all of the assets and liabilities of Claire's Delaware. The existing Board of Directors and officers of Claire's Delaware became the Board of Directors and officers of Claire's Florida for identical terms of office. Claire's Florida has changed its name to "Claire's Stores, Inc." Pursuant to the Merger Agreement, each share of Claire's Delaware's common stock, $.05 par value per share, issued and outstanding immediately prior to the effective time of the merger was automatically converted into one fully-paid and nonassessable share of Claire's Florida's common stock, $.05 par value per share, and each share of Claire's Delaware's Class A common stock, $.05 par value per share, issued and outstanding immediately prior to the effective time of the merger was automatically converted into one fully-paid and nonassessable share of Claire's Florida's Class A common stock, $.05 par value per share. The rights, designations, preferences and limitations of Claire's Florida's common stock and Class A common stock are identical to those of Claire's Delaware's former common stock and Class A common stock. In addition, each of Claire's Delaware's stock options outstanding immediately prior to the effective time of the merger was automatically converted into an option to purchase, on the same terms and conditions as were applicable under the Claire's Delaware option, the same number of shares of Claire's Florida's common stock. Each certificate representing shares of Claire's Delaware's common stock and Class A common stock, as the case may be, immediately prior to the effective time of the merger evidence ownership of a like amount of shares of Claire's Florida's common stock and Class A common stock, as the case may be.

         By virtue of filing this Form 8-K, Claire's Florida's common stock is deemed to be registered, like Claire's Delaware's common stock had been, under
Section 12(b) of the Securities Exchange Act of 1934, as amended, pursuant to Rule 12g-3(a) thereunder. Claire's Florida's common stock has been approved for listing on the New York Stock Exchange, upon official notice of issuance, under the same symbol as Claire's Delaware's common stock, "CLE." Claire's Delaware's common stock still continues to trade without interruption on the New York Stock Exchange, so delivery of certificates for Claire's Delaware's common stock is recognized by the New York Stock Exchange to constitute "good delivery" of Claire's Florida's common stock in transactions on the Exchange. Claire's Florida's Class A common stock is not freely tradeable and is subject to the same restrictions on transfer that Claire's Delaware's Class A common stock was subject to immediately prior to the effective time of the merger.




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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)               FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

                  Not applicable.

(b)               PRO FORMA FINANCIAL INFORMATION.

                  Not applicable.

(c)               EXHIBITS.

                  The following Exhibits are provided in accordance with the provisions of Item 601 of Regulation S-K and are filed herewith unless otherwise noted.

                  2.1 Agreement and Plan of Merger, dated as of April 28, 2000, by and between Claire's Stores, Inc. and CSI Florida Acquisition, Inc. (incorporated by reference to Appendix A to Claire's Stores, Inc.'s definitive 14A Proxy Statement, dated May 8, 2000, filed with the Commission on May 8, 2000).

                  3.1 Amended and Restated Articles of Incorporation of Claire's Stores, Inc. (formerly known as CSI Florida Acquisition, Inc.).

                  3.2 Bylaws of Claire's Stores, Inc. (formerly known as CSI Florida Acquisition, Inc.).


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant* has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             CLAIRE'S STORES, INC.*

Date:  July 6, 2000                          By: /s/ IRA D. KAPLAN
                                                 -----------------------------
                                             Name: Ira D. Kaplan
                                             Title: Senior Vice President and
                                                    Chief Financial Officer

* As successor issuer to Claire's Stores, Inc. pursuant to Rule 12g-3(a) of the Securities Exchange Act of 1934.